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                                                                    Exhibit 23.3

                             ACCOUNTANTS' CONSENT

          We consent to the use of our report incorporation by reference herein by reference into the Registration Statement on Form S-3 (File No. 333-36127) of American General Hospitality Corporation and to the reference to our firm under the heading "Experts" in the Registration Statement.


Little Silver, New Jersey              /s/ Pinsker, Goldberg, Ivanicki & Appuzzo
July 10, 1998